SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                     August 24, 1998 (August 22, 1998)


                        NORFOLK SOUTHERN CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


        Virginia                     1-8339                52-1188014
 ------------------------    ---------------------    -------------------
 (State of Incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)


                           Three Commercial Place
                        Norfolk, Virginia 23510-2191
                  ----------------------------------------
                  (Address of principal executive offices)


                               (757) 629-2600
                      -------------------------------
                      (Registrant's telephone number)


                                 No Change
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.  Other Events.

            On August 22, 1998, the unanimous decision of the Surface Transportation Board (STB) announced on July 23, 1998, became effective. Pursuant thereto, registrant and CSX Corporation are authorized and directed to assume and exercise control over Conrail Inc. (Conrail) and its subsidiaries, including its rail subsidiary, Consolidated Rail Corporation.

            As more particularly outlined in the press release annexed hereto as Exhibit 99, the voting trust which until now held the Conrail stock purchased by registrant and CSX Corporation has been terminated; the persons serving as directors of Conrail on August 22, 1998, have resigned, and new directors have been elected.

            Until the Closing Date -- the date on which the railroads of registrant and CSX Corporation actually will begin operating the respective portions of the routes and assets of Consolidated Rail Corporation approved by the STB -- the operations of Consolidated Rail Corporation are expected to remain largely unchanged. The Closing is contingent upon, among other things, negotiation of satisfactory labor implementing agreements and integration of information technology systems. Closing is expected to occur late in 1998 or in the first quarter of 1999.


Item 7(c).  Exhibits.

No. 99 Copy of press release issued by registrant (jointly with CSX Corporation) on Saturday, August 22, 1998.




                                 Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORFOLK SOUTHERN CORPORATION
                                              (Registrant)


                                    By:  /s/ Dezora M. Martin
                                        -------------------------------
                                                  (signature)
                                              Dezora M. Martin
                                            Corporate Secretary


Date:  August 24, 1998




                               EXHIBIT INDEX


Exhibit                                                   Page Number in
Number                                                    SEC Sequential
System             Description                              Numbering
-------            -----------                            --------------
  99               Copy of press release issued by
                   registrant (jointly with CSX
                   Corporation) on Saturday,
                   August 22, 1998.